U.S. Government
Securities Fund



service and guidance

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professional management


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goals


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1998
Annual
Report


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                  ----------------------------
                  Philadelphia * London]


A TRADITION OF SOUND INVESTING

commitment

A Commitment To Our Investors


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LANDSCAPE]


Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.

     Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.

     Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products and closed-end funds, and offer retirement plan services for individuals and businesses.

     Delaware manages more than $42 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors. We're part of a global financial service and investment management business owned by Lincoln National Corporation, which manages more than $125 billion in assets.



U.S. Government Securities Fund Objective

To provide shareholders with a high level of current income consistent with prudent investment risk.


Table of Contents

Letter to Shareholders            Page 1
Portfolio Manager's Review        Page 3
Performance Summary               Page 6
Statement of Net Assets           Page 7
Financial Highlights              Page 9

current income

November 9, 1998


Dear Shareholder:

INVESTORS SEEKING A SAFE HAVEN FROM global economic turmoil and uncertainty in the stock market sparked a U.S. Treasury bond rally that started in the winter of 1997 and continued throughout fiscal 1998. The safety of U.S. government debt drew unprecedented numbers of investors to Treasuries, leading to double-digit price gains. Thirty-year bond yields fell to their lowest level since 1967.

     Over the last 12 months, long-term Treasury bonds provided investors with returns that approached the performance of equity investments, an unusual event. For the one-year period ending October 31, 1998, long-term Treasuries returned +16.17% according to the Merrill Lynch 30-year Treasury Bond Index, compared to the +21.99% return posted by the stocks of the unmanaged Standard & Poor's 500 Index.

     U.S. Government Securities Fund, which invests a substantial percentage of its assets in Treasuries, benefited from strength in the Treasury market. The Fund provided an attractive total return of +8.79% (for A Class shares with distributions reinvested at net asset value) for the 12 months ended October 31, 1988. This return, however, fell short of the Fund's unmanaged benchmark, the Lehman Brothers Government Bond Index, and the average return of a peer group of similarly managed funds.

     A strategic long-term focus on current income from mortgage securities helps explain the Fund's performance. During fiscal 1998, more than half of U.S. Government Securities Fund's assets were invested in Government National Mortgage Association (GNMA) bonds. GNMA securities offered higher income potential than U.S. Treasury bonds, however, GNMA prices were affected by investor concern about potential mortgage prepayments. This limited total returns for the Fund. Both the index and the Fund's peers were more heavily weighted in Treasuries.

     By most measures, the U.S. economy during the first half of fiscal 1998 was firing on all cylinders. This led to concern about the potential for inflation and higher interest rates.


AVERAGE ANNUAL TOTAL RETURNS


                                   12 Months Ended     Five Years Ended
                                   October 31, 1998    October 31, 1998

U.S. Government Securities Fund A
Class                                  +8.79%              +6.08%
Lipper General U.S. Government
Fund Average (193 funds)               +9.06%              +5.88%
Lehman Brothers Government Bond Index +11.28%              +6.98%
U.S. Consumer Price Index (Inflation)  +1.50%              +2.80%

All performance shown above is based on net asset value and assumes reinvestment of distributions. For Fund performance and expense information for all Classes, see page 6. The Lehman Brothers Government Bond Index is an unmanaged composite of several types of U.S. government securities and assumes no fees or expenses. Past performance does not guarantee future results.

     Your Fund's portfolio manager, Mark L. Simenstad, responded to this concern during the first half of the fiscal year with a slight reduction of the average effective maturity of the portfolio. The Fund attempted to mitigate the risk of rising interest rates by investing in intermediate-length securities with an average weighted maturity of approximately nine years. In our opinion, this defensive posture allowed the Fund to provide an attractive level of current income without undue exposure to interest rate volatility.

     Economic growth during the second half of the fiscal year slowed dramatically, as the Asian recessions began to affect U.S. corporate earnings. As inflation concerns subsided, the Fund modestly extended the average maturity of its securities to take advantage of the higher yields offered by longer term investments.

     We expect the economic fallout from recession in Russia, Brazil, Japan and much of Asia to contribute to slower U.S. economic growth in 1999. In our opinion, these conditions, combined with benign inflation and the potential for further cuts to short-term interest rates, should create a favorable environment for government securities.

     In the pages that follow, your Fund's portfolio manager, Mr. Simenstad, provides an annual review of U.S. Government Securities Fund for fiscal 1998. We encourage you to meet regularly with your financial adviser to discuss your financial goals and review the performance of your investment portfolio. Thank you for your continued confidence in Delaware Investments.

Sincerely,

/S/WAYNE A. STORK

Wayne A. Stork
Chairman

/S/JEFFREY J. NICK

Jeffrey J. Nick
President and Chief Executive Officer


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Glossary

Coupon

Interest rate on a bond which the issuer promises to pay the holder until maturity, expressed as an annual percentage of the bond's face value. For instance, a bond with a 10% coupon will pay $10 for every $100 of face amount per year.

Duration

The most common measure of a bond's sensitivity to interest rates. It indicates the approximate change in a bond's price given a 1% movement in interest rates.

Gross Domestic Product (GDP)

Market value of the goods and services produced in the U.S., as reported quarterly by the U.S. Department of Commerce. GDP is made up of consumer and government purchases, private domestic investments, and net exports of goods and services.

STRIPS

Separate Trading of Registered Interest and Principal of Securities. STRIPS are Treasury securities in which the coupon is separated from the principal, leaving two separate securities, which may be held by different investors.


Portfolio Manager's Review


By Mark L. Simenstad
Senior Portfolio Manager
Voyageur Asset Management
November 9, 1998


U.S. Government Securities Fund seeks to provide investors with an attractive level of current income and relative stability of principal. The Fund's assets are divided between U.S. Treasuries and Government National Mortgage Association bonds. Both of these securities are backed by the full faith and credit of the U.S. government and carry the highest possible credit rating. Of course, the Fund itself is not guaranteed.

     In fiscal 1998, U.S. Government Securities Fund benefited from a sustained rally in the Treasury market. As economic conditions in Asia, Russia and other emerging nations continued to worsen, investors worldwide attempted to shelter assets from global economic turmoil by investing in U.S. government debt.

     By the second quarter of 1998, declining demand for U.S. exports began to affect the performance of U.S. corporations. Disappointing corporate earnings and a slowing economy triggered volatility in equity markets throughout the summer of 1998. This, combined with a U.S. government budget surplus, added to the appeal of Treasury bonds. Booming demand for Treasuries pushed the market yield on 30-year bonds to 4.69% on October 5, 1998, the lowest yield on long-term government bonds in more than 30 years.

WITH TREASURY BOND
YIELDS PLUMMETING
TO ALL-TIME LOWS,
WE INCREASED OUR
WEIGHTING IN GNMA
BONDS TO NEARLY
61%, DURING THE
SECOND HALF OF FISCAL
1998, IN ORDER TO
GENERATE HIGHER INCOME
FOR THE FUND.

     With Treasury bond yields plummeting to all-time lows, we increased our weighting in GNMA bonds to 61% during the second half of fiscal 1998, to generate higher income for the Fund. GNMA securities generally yield more than Treasuries of comparable maturities. However, they are also subject to the risk of mortgage prepayment when interest rates fall. When homeowners prepay their mortgages, bondholders have to reinvest the principal, often at a lower rate than when the bond was issued. We attempted to reduce the risk of mortgage prepayment by investing primarily in discount mortgages, which have interest rates that are generally lower than current mortgages and provide little incentive for homeowners to refinance.


[GRAPHIC OMITTED: pie chart PORTFOLIO HIGHLIGHTS AND ASSET MIX]

GNMA                         61%

Treasuries                   34%

Cash                          5%

PORTFOLIO HIGHLIGHTS AND ASSET MIX
October 31, 1998

                                      October 31,     October 31,
                                         1998            1997

Average Duration                       5.4 years      5.8 years
Average Maturity                       8.0 years      9.1 years
Average Quality                           AAA             AAA
Thirty-Day Current SEC Yield*          4.64%          5.32%
Number of Bonds                          18             39

*For A Class shares measured according to the Securities and Exchange Commission guidelines. For B Class, C Class and the Institutional Class shares, the 30-day SEC current yields as of October 31, 1998, were 4.11%, 4.12% and 4.87%, respectively.


     During the first half of fiscal 1998, the Fund employed a barbell approach for managing the average effective maturity of its holdings. By barbell, we mean that the Fund's assets were strategically allocated to both ends of the maturity spectrum rather than across the full range. We chose long-term investments to take advantage of the additional yield available and balanced that position with short-term investments to help protect principal.

     Throughout the second half of fiscal 1998, the margin of additional yield provided by longer term investments narrowed. With longer maturities offering minimal additional income for extended exposure to the risk of interest rate volatility, we shifted from our barbell strategy and began to invest in the middle portion of the yield curve. We did this by adding a 4% weighting in STRIP (Separate Trading of Registered Interest and Principal of Securities) bonds.

     STRIP bonds separate the principal from the coupon of a Treasury bond allowing it to be sold as two separate zero coupon securities. Over the last six months, U.S. Government Securities Fund purchased STRIP bonds which allowed the Fund to lock in attractive yields relative to other intermediate-length securities with less investment risk than long-term bonds. The yield for STRIP bonds is primarily determined by the price paid for the security in relation to its face value. Like other bonds, STRIPS become more attractive during periods of stable or falling interest rates.


[GRAPHIC OMITTED: worm chart INFLATION AND MORTGAGE RATES FELL SHARPLY IN FISCAL 1998]

INFLATION AND MORTGAGE RATES FELL SHARPLY IN FISCAL 1998

month and year     Inflation     Mortgage Rates

Oct.
97                 2.1                7.34
Nov.
97                 1.8                7.32
Dec.
97                 1.7                7.22
Jan.
98                 1.6                7.03
Feb.
98                 1.4                7.16
Mar.
98                 1.4                7.16
Apr.
98                 1.4                7.16
May
98                 1.7                7.01
Jun.
98                 1.7                7.03
Jul.
98                 1.7                7.01
Aug.
98                 1.6                6.81
Sep.
98                 1.5                6.48
Oct.
98                 1.5                6.65

Footnote reads:
Source: Bloomberg Business News.


In addition to increasing the Fund's position in intermediate-length investments, we also modestly extended the average duration of our Treasury bond holdings by approximately 15%. We became somewhat more aggressive in the Treasury market during the second half of the fiscal year to capitalize on a strong Treasury bond rally. This approach was consistent with our belief that U.S. economic growth had cooled sufficiently to suppress any significant threat of inflation and higher interest rates.

WE MODESTLY EXTENDED
THE AVERAGE EFFECTIVE
DURATION OF OUR
TREASURY BOND
HOLDINGS DURING
THE SECOND HALF OF
THE FISCAL YEAR TO
CAPITALIZE ON A STRONG
TREASURY BOND RALLY.


Outlook

The driving force behind the dynamic performance of U.S. Treasury bonds throughout fiscal 1998 has been the fact that they have been one of the safest investments available. Safety became a primary consideration for investors over the last 12 months as the economic crisis in Asia spread beyond the Pacific Rim and led to a rash of global currency devaluations.

     Adding to investor anxiety has been the volatile performance of equity investments. During the summer, the Dow Jones Industrial Average fell 21% from its July 20 high of 9367.84 before starting to recover.

     Toward the end of the fiscal year, however, there were indications that investors' behavior was starting to shift. These included:

[bullet]  A recovery in the Dow Jones Industrial Average

[bullet]  Reduced demand for 30-year Treasuries

[bullet] Narrowing yield spreads between government bonds and corporate bonds.

     While these conditions suggest that Treasuries may be starting to lose their luster, we expect the market to remain strong in the coming year. In our view, price gains for Treasury bonds are unlikely to match their performance for the last 12 months, but we expect continued healthy demand for U.S. government debt from investors both in the U.S. and abroad.

     In the coming year we also anticipate improved price performance for our GNMA bond holdings. Falling interest rates throughout most of fiscal 1998 led to an increase in mortgage prepayments. In our opinion, with interest rates currently near historic lows, the potential for further significant reductions has been reduced. This should lead to fewer prepayments and increase the attractiveness of GNMA bonds.

outlook

[GRAPHIC OMITTED: worm chart U.S. GOVERNMENT SECURITIES FUND'S LONG-TERM PERFORMANCE]


U.S. government securities Fund's Long-Term Performance
Growth of a $10,000 Investment
November 1, 1988 to October 31, 1998

               U.S. Government   Lehman Brothers    Lipper General
                 Securities     Government Bond  U.S. Government Fund
month and year  Fund A class         Index        Average (49 Funds)

Oct.
88                  9,525            10,000            10,000
Oct.
89                 10,403            11,703            10,979
Oct.
90                 11,244            11,787            11,560
Oct.
91                 13,122            13,947            13,239
Oct.
92                 14,523            15,568            14,413
Oct.
93                 16,525            19,315            16,154
Oct.
94                 15,308            17,046            15,242
Oct.
95                 17,970            21,650            17,525
Oct.
96                 18,827            22,414            18,240
Oct.
97                 20,403            25,259            19,705
Oct.
98                $22,194           $29,311           $21,490


Footnote reads:
Chart assumes a $10,000 investment made on November 1, 1988, and includes the effect of a 4.75% sales charge and reinvestment of distributions. Performance for other classes will differ due to different charges and expenses. Past performance does not guarantee future results.



U.S. GOVERNMENT SECURITIES FUND PERFORMANCE
Average Annual Returns Through October 31, 1998

                             Lifetime  Ten Years  Five Years  One Year
Class A (Est. 11/2/87)
     Excluding Sales Charge   +8.92%     +8.85%     +6.08%     +8.79%
     Including Sales Charge   +8.43%     +8.33%     +5.06%     +3.60%

Class B (Est. 6/7/94)
     Excluding Sales Charge   +7.43%                           +7.97%
     Including Sales Charge   +7.08%                           +3.97%

Class C (Est. 1/10/95)
     Excluding Sales Charge   +9.33%                           +7.98%
     Including Sales Charge   +9.33%                           +6.98%


All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charge assumes either contingent sales charges did not apply or the investment was not redeemed. Returns reflect a voluntary expense limitation in effect at the time. Returns would have been lower without the limitation.

Class A shares have a 4.75% maximum sales charge and a 12b-1 fee.
Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual returns for the lifetime and one-year periods ending October 31, 1998, for U.S. Government Securities Fund's Institutional Class (Est. 6/7/94), which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +8.16% and +8.79%, respectively.




FINANCIAL STATEMENTS
VOYAGEUR FUNDS, INC. -
DELAWARE - VOYAGEUR
U.S. GOVERNMENT SECURITIES FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 1998

                                                        PRINCIPAL         MARKET
                                                         AMOUNT           VALUE
-----------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE
    ASSOCIATION OBLIGATIONS - 60.84%
  GNMA 6.50% 1/15/13 to 8/20/28                       $41,856,536     $42,227,543
  GNMA 7.00% 7/20/28                                    8,393,548       8,569,288
  GNMA 8.00% 1/15/17                                       25,095          26,311
  GNMA 10.00% 3/15/16                                      27,627          30,330
  GNMA II  6.00% 11/01/28                               2,000,000       1,972,188
  GNMA II 10.00% 12/20/02                                  25,817          27,116
                                                                     ------------
  Total Government National Mortgage
     Association Obligations (cost $52,290,910)                        52,852,776
                                                                     ------------

U.S. TREASURY OBLIGATIONS - 33.84%
  U.S. Treasury Bond 7.50% 11/15/16                     8,190,000      10,210,966
  U.S. Treasury Bond 7.875% 2/15/21                     3,285,000       4,330,989
  U.S. Treasury Note 4.50% 9/30/00                      3,300,000       3,317,268
  U.S. Treasury Note 5.25% 8/15/03                      2,500,000       2,609,260
  U.S. Treasury Note 5.50% 2/28/03                        590,000         616,457
  U.S. Treasury Note 5.50% 3/31/03                      2,000,000       2,095,382
  U.S. Treasury Note 5.625% 5/15/08                     1,000,000       1,077,583
  U.S. Treasury Note 6.375% 9/30/01                     2,000,000       2,110,581
* U.S.Treasury Strip - Principal 6.11% 11/15/04         4,000,000       3,032,702
                                                                     ------------
Total U.S. Treasury Obligations
     (cost $29,317,241)                                                29,401,188
                                                                     ------------

REPURCHASE AGREEMENTS - 4.14%
With Salomon Brothers 5.30% 11/2/98
     (dated 10/30/98, collateralized by $3,545,000
     U.S. Treasury Notes 5.625% due 11/30/99,
     market value $3,681,261).                          3,600,000       3,600,000
                                                                     ------------
Total Repurchase Agreements
     (cost $3,600,000)                                                  3,600,000
                                                                     ------------

TOTAL MARKET VALUE OF SECURITIES - 98.82%
     (cost $85,208,151)                                               $85,853,964

RECEIVABLES AND OTHER ASSETS NET OF
     LIABILITIES - 1.18%                                                1,029,060
                                                                     ------------

NET ASSETS APPLICABLE TO 7,941,049 SHARES
     ($0.01 PAR VALUE) OUTSTANDING - 100.00%                          $86,883,024
                                                                     ============

NET ASSET VALUE - U.S. GOVERNMENT SECURITIES FUND A CLASS
     ($44,819,245 / 4,097,884 SHARES)                                      $10.94
                                                                           ======

NET ASSET VALUE - U.S. GOVERNMENT SECURITIES FUND B CLASS
     ($4,581,520 / 418,227 SHARES)                                         $10.95
                                                                           ======

NET ASSET VALUE - U.S. GOVERNMENT SECURITIES FUND C CLASS
     ($384,760 / 35,195 SHARES)                                            $10.93
                                                                           ======

NET ASSET VALUE - U.S. GOVERNMENT SECURITIES FUND
     INSTITUTIONAL CLASS ($37,097,499 / 3,389,743 SHARES)                  $10.94
                                                                           ======
-------------------
* Zero coupon security. The interest rate disclosed is the effective yield as of the date of acquisition.

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1998:
Common stock, $0.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to the
     U.S. Government Securities Fund A Class, 1,000,000,000 shares allocated to the U.S. Government Securities Fund B Class,
     1,000,000,000 shares allocated to the U.S. Government Securities
     Fund C Class, and 1,000,000,000 shares allocated to the
     U.S. Government Securities Fund Institutional Class              $85,883,071
     Accumulated net realized gain on investments                         354,140
     Net unrealized appreciation of investments                           645,813
                                                                     ------------
     Total Net Assets                                                 $86,883,024
                                                                     ============

NET ASSET VALUE AND OFFERING PRICE  - U.S. GOVERNMENT
     SECURITIES FUND A CLASS
     Net asset value A class (A)                                           $10.94
     Sales charge (4.75% of offering price or 5.03% of the A Class
          amount invested per share) (B)                                     0.55
                                                                           ------
Offering price                                                             $11.49
                                                                           ======
-------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $100,000 or more.

See accompanying notes






VOYAGEUR FUNDS, INC. -
DELAWARE - VOYAGEUR
U.S. GOVERNMENT SECURITIES FUND
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:
Interest                                                             $ 5,634,180
                                                                    ------------

EXPENSES:
Management fees                                      $ 455,622
Distribution expense                                   250,712
Dividend disbursing and transfer agent fees
  and expenses                                          83,326
Registration fees                                       43,432
Reports and statements to shareholders                  39,449
Accounting and administration                           35,716
Taxes (other than taxes on income)                      25,575
Professional fees                                       12,702
Directors' fees                                          6,749
Custodian fees                                           4,254
Other                                                   31,769
                                                  ------------
                                                                         989,306
Less expenses waived or absorbed                                         (57,484)
                                                                    ------------
Total expenses                                                           931,822
                                                                    ------------

NET INVESTMENT INCOME                                                  4,702,358
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS:
NET REALIZED GAIN ON INVESTMENTS                                       3,881,172
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
     OF INVESTMENTS                                                     (988,088)
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS                                                    2,893,084
                                                                    ------------
NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                                $  7,595,442
                                                                    ============

See accompanying notes






VOYAGEUR FUNDS, INC. -
DELAWARE - VOYAGEUR
U.S. GOVERNMENT SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                   Year Ended       Year Ended
                                                    10/31/98         10/31/97
                                                 --------------   --------------
INCREASE IN NET ASSETS
     FROM OPERATIONS:
Net investment income                           $    4,702,358    $    6,582,050
Net realized gain on investments                     3,881,172         3,015,506
Net change in unrealized appreciation/depreciation
     of investments                                   (988,088)         (621,669)
                                                  ------------      ------------
Net increase in net assets resulting
     from operations                                 7,595,442         8,975,887
                                                  ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  A Class                                           (2,595,734)       (3,691,516)
  B Class                                             (131,800)         (117,294)
  C Class                                               (8,993)          (10,330)
  Institutional Class                               (2,047,835)       (2,898,335)
                                                  ------------      ------------
                                                    (4,784,362)       (6,717,475)
                                                  ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  A Class                                            4,805,092         7,487,475
  B Class                                            2,925,008           593,541
  C Class                                              359,733             5,505
  Institutional Class                               12,134,993        13,306,849
Net asset value of shares issued upon reinvestment
  of distributions from net investment income
  A Class                                            1,792,342         2,596,190
  B Class                                               90,607            57,169
  C Class                                                3,449             4,390
  Institutional Class                                1,756,212         2,237,082
                                                  ------------      ------------
                                                    23,867,436        26,288,201
                                                  ------------      ------------
Cost of shares repurchased:
  A Class                                          (15,496,863)      (24,625,528)
  B Class                                             (796,621)         (574,860)
  C Class                                             (125,998)         (109,450)
  Institutional Class                              (23,572,475)      (20,996,519)
                                                  ------------      ------------
                                                   (39,991,957)      (46,306,357)
                                                  ------------      ------------
Decrease in net assets derived from capital
  share transactions                               (16,124,521)      (20,018,156)
                                                  ------------      ------------
NET DECREASE IN NET ASSETS                         (13,313,441)      (17,759,744)

NET ASSETS:
Beginning of year                                  100,196,465       117,956,209
                                                  ------------      ------------
End of year                                       $ 86,883,024      $100,196,465
                                                  ============      ============

See accompanying notes






VOYAGEUR FUNDS, INC. -
DELAWARE - VOYAGEUR
U.S. GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period was as follows:

                            U.S. GOVERNMENT SECURITIES FUND A CLASS
     -------------------------------------------------------------------------------
                                          FOUR
                 YEAR        YEAR         MONTHS       YEAR       YEAR       YEAR
                 ENDED       ENDED        ENDED       ENDED      ENDED       ENDED
               10/31/98    10/31/971    10/31/962    6/30/96    6/30/95     6/30/94
NET ASSET VALUE,
BEGINNING OF
PERIOD           $10.600    $10.370      $10.160     $10.370   $  9.760     $10.990

Income (loss)
from investment
operations:
     Net
     investment
     income        0.555      0.590        0.210       0.630      0.620       0.550
     Net realized
     and
     unrealized
     gain (loss) on
     investments   0.351      0.240        0.210      (0.230)     0.630      (0.940)
              ---------- ----------   ----------  ---------- ----------  ----------
     Total from
     investment
     operations    0.906      0.830        0.420       0.400      1.250      (0.390)
              ---------- ----------   ----------  ---------- ----------  ----------

Less dividends
     and
     distributions:
     Dividends
     from net
     investment
     income       (0.566)    (0.600)      (0.210)     (0.610)    (0.620)     (0.550)
     Distributions
     from net
     realized gain
     on investments   --         --           --          --     (0.020)     (0.290)
              ---------- ----------   ----------  ---------- ----------  ----------
     Total
     dividends and
     distributions(0.566)    (0.600)      (0.210)     (0.610)    (0.640)     (0.840)
              ---------- ----------   ----------  ---------- ----------  ----------

Net asset value,
end of period    $10.940    $10.600      $10.370     $10.160    $10.370    $  9.760
              ========== ==========   ==========  ========== ==========  ==========

Total return3      8.79%      8.37%        4.18%       3.88%     13.45%      (3.95%)

Ratios and
supplemental data
     Net assets,
     end of
     period
     (000
     omitted)    $44,819    $52,213      $65,516     $68,442    $75,886     $84,660
     Ratio of
     expenses
     to average
     net assets    1.00%      0.93%        0.98%       0.97%      0.95%       0.96%
     Ratio of
     expenses to
     average net
     assets prior
     to expense
     limitation    1.06%      1.01%        0.98%       0.97%      0.95%       0.96%
     Ratio of net
     investment
     income to
     average net
     assets        5.21%      5.76%        6.03%       6.07%      6.38%       5.10%
     Ratio of net
     investment
     income to
     average net
     assets prior
     to expense
     limitation    5.15%      5.68%        6.03%       6.07%      6.38%       5.10%
     Portfolio
     turnover       280%       202%          66%        145%       144%        124%
------------------------
1 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.
2 Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to
  October 31; ratios have been annualized.
3 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return for the period ended
  October 31, 1996 has not been annualized.

See accompanying notes






Financial Highlights (Continued)

Selected data for each share of the Fund outstanding throughout each period was as follows:

                            U.S. GOVERNMENT SECURITIES FUND B CLASS
     -------------------------------------------------------------------------------
                                          FOUR
                 YEAR        YEAR         MONTHS       YEAR       YEAR       YEAR
                 ENDED       ENDED        ENDED       ENDED      ENDED       ENDED
               10/31/98    10/31/971    10/31/962    6/30/96    6/30/95     6/30/94
Net asset value,
beginning of
period           $10.610    $10.380      $10.170     $10.380   $  9.750     $10.050

Income (loss)
from investment
operations:
     Net
     investment
     income        0.477      0.520        0.180       0.570      0.560       0.010
     Net realized
     and
     unrealized
     gain (loss)
     on
     investments   0.348      0.240        0.210      (0.230)     0.650      (0.280)
              ---------- ----------   ----------  ---------- ----------  ----------
     Total
     from
     investment
     operations    0.825      0.760        0.390       0.340      1.210      (0.270)
              ---------- ----------   ----------  ---------- ----------  ----------

Less dividends
and distributions:
     Dividends
     from net
     investment
     income       (0.485)    (0.530)      (0.180)     (0.550)    (0.560)     (0.010)
     Distributions
     from net
     realized
     gain on
     investments      --         --           --          --     (0.020)     (0.020)
              ---------- ----------   ----------  ---------- ----------  ----------
     Total
     dividends
     and
     distributions(0.485)    (0.530)      (0.180)     (0.550)    (0.580)     (0.030)
              ---------- ----------   ----------  ---------- ----------  ----------

Net asset value,
end of period    $10.950    $10.610      $10.380     $10.170    $10.380  $    9.750
              ========== ==========   ==========  ========== ==========  ==========

Total return4      7.97%      7.59%        3.91%       3.32%     12.90%      (2.68%)

Ratios and
supplemental
data:
     Net assets,
     end of
     period
     (000
     omitted)     $4,582     $2,257       $2,139      $1,780       $139         $24
     Ratio of
     expenses to
     average net
     assets        1.75%      1.67%        1.73%       1.46%      1.54%       0.30%5
     Ratio of
     expenses to
     average net
     assets prior
     to expense
     limitation    1.81%      1.75%        1.73%       1.63%      1.69%       0.30%5
     Ratio of net
     investment
     income to
     average net
     assets        4.46%      5.02%        5.24%       5.55%      5.56%       0.11%5
     Ratio of net
     investment
     income to
     average net
     assets prior
     to expense
     limitation    4.40%      4.94%        5.24%       5.38%      5.41%       0.11%5
     Portfolio
     turnover       280%       202%          66%        145%       144%        124%
------------------------
1 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.
2 Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to
  October 31; ratios have been annualized.
3 Commencement of operations.
4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return for periods less than
  12 months have not been annualized.
5 Ratios presented for the period from June 7, 1994, to June 30, 1994, are not annualized as they are not indicative of anticipated annual results.

See accompanying notes






Financial Highlights (Continued)

Selected data for each share of the Fund outstanding throughout each period was as follows:

                            U.S. GOVERNMENT SECURITIES FUND C CLASS
     -------------------------------------------------------------------------------
                                           FOUR
                    YEAR        YEAR       MONTHS        YEAR       PERIOD FROM
                   ENDED       ENDED       ENDED        ENDED        1/10/953
                  10/31/98   10/31/971   10/31/962     6/30/96     TO 6/30/95
Net asset value,
beginning of
period             $10.590    $10.360     $10.150      $10.360       $  9.480

Income from
investment
operations:
     Net investment
     income          0.477      0.520       0.180        0.550          0.270
     Net realized
     and unrealized
     gain (loss) on
     investments     0.348      0.240       0.210       (0.230)         0.880
                ---------- ----------  ----------   ----------     ----------
     Total from
     investment
     operations      0.825      0.760       0.390        0.320          1.150
                ---------- ----------  ----------   ----------     ----------

Less dividends
and distributions:
     Dividends
     from net
     investment
     income         (0.485)    (0.530)     (0.180)      (0.530)        (0.270)
     Distributions
     from net
     realized
     gain on
     investments        --         --          --           --             --
                ---------- ----------  ----------   ----------     ----------

     Total
     dividends
     and
     distributions  (0.485)    (0.530)     (0.180)      (0.530)        (0.270)
                ---------- ----------  ----------   ----------     ----------

Net asset value,
end of period      $10.930    $10.590     $10.360      $10.150        $10.360
                ========== ==========  ==========   ==========     ==========

Total return4        7.98%      7.60%       3.92%        3.11%         12.73%

Ratios and
supplemental
data:
     Net assets,
     end of period
     (000 omitted)    $385       $138        $234         $224           $221
     Ratio of
     expenses to
     average net
     assets          1.75%      1.68%       1.73%        1.70%          1.62%5
     Ratio of
     expenses to
     average net
     assets prior
     to expense
     limitation      1.81%      1.76%       1.73%        1.70%          1.65%5
     Ratio of net
     investment
     income to
     average net
     assets          4.46%      5.02%       5.26%        5.33%          5.10%5
     Ratio of net
     investment
     income to
     average net
     assets prior to
     expense
     limitation      4.40%      4.94%       5.26%        5.33%          5.07%5
     Portfolio
     turnover         280%       202%         66%         145%           144%
------------------------
1 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.
2 Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to
  October 31; ratios have been annualized.
3 Commencement of operations.
4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return for periods less than
  12 months have not been annualized.
5 Annualized.

See accompanying notes






Financial Highlights (Continued)

Selected data for each share of the Fund outstanding throughout each period was as follows:

                   U.S. GOVERNMENT SECURITIES FUND INSTITUTIONAL CLASS
     -------------------------------------------------------------------------------
FOUR
                 YEAR        YEAR         MONTHS       YEAR       YEAR       YEAR
                 ENDED       ENDED        ENDED       ENDED      ENDED       ENDED
               10/31/98    10/31/971    10/31/962    6/30/96    6/30/95     6/30/94
Net asset value,
beginning of
period           $10.600    $10.370      $10.160     $10.370   $  9.750     $10.050

Income (loss)
from investment
operations:
     Net
     investment
     income        0.555      0.600        0.210       0.630      0.620       0.010
     Net realized
     and
     unrealized
     gain (loss)
     on
     investments   0.351      0.240        0.210      (0.230)     0.640      (0.280)
              ---------- ----------   ----------  ---------- ----------  ----------

     Total from
     investment
     operations    0.906      0.840        0.420       0.400      1.260      (0.270)
              ---------- ----------   ----------  ---------- ----------  ----------

Less dividends
and distributions:
     Dividends
     from net
     investment
     income       (0.566)    (0.610)      (0.210)     (0.610)    (0.620)     (0.010)
     Distributions
     from net
     realized gain
     on investments   --         --           --          --     (0.020)     (0.020)
              ---------- ----------   ----------  ---------- ----------  ----------

     Total
     dividends
     and
     distributions(0.566)    (0.610)      (0.210)     (0.610)    (0.640)     (0.030)
              ---------- ----------   ----------  ---------- ----------  ----------

Net asset value,
end of period    $10.940    $10.600      $10.370     $10.160    $10.370  $    9.750
              ========== ==========   ==========  ========== ==========  ==========

Total return4      8.79%      8.39%        4.17%       3.88%     13.57%      (2.64%)

Ratios and
supplemental
data:
     Net assets,
     end of
     period
     (000
     omitted)    $37,097    $45,589      $50,066     $41,688    $54,445     $49,898
     Ratio of
     expenses to
     average net
     assets        1.00%      0.93%        0.99%       0.97%      0.94%       0.25%5
     Ratio of
     expenses to
     average net
     assets prior
     to expense
     limitation    1.06%      1.01%        0.99%       0.97%      0.94%       0.25%5
     Ratio of net
     investment
     income to
     average net
     assets        5.21%      5.76%        6.00%       6.07%      6.39%       0.16%5
     Ratio of net
     investment
     income to
     average net
     assets prior
     to expense
     limitation    5.15%      5.68%        6.00%       6.07%      6.39%       0.16%5
     Portfolio
     turnover       280%       202%          66%        145%       144%        124%
------------------------
1 Commencing May 1, 1997, Delaware Management Company replaced Voyageur Fund
  Managers, Inc. as the Fund's investment manager.
2 Effective October 31, 1996, the Fund changed its fiscal year end from June 30 to
  October 31, ratios have been annualized.
3 Commencement of operations.
4 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. Total return for the periods ended
  October 31, 1996, and June 30, 1994, have not been annualized.
5 Ratios presented for the period from June 7, 1994, to June 30, 1994, are not annualized as they are not indicative of anticipated annual results.

See accompanying notes




VOYAGEUR FUNDS, INC. -
DELAWARE - VOYAGEUR
U.S. GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998


U.S. Government Securities Fund (the "Fund") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and currently offers four classes of shares. The U.S. Government Securities Fund A Class carries a front-end sales charge of 4.75%. The U.S. Government Securities Fund B Class carries a back-end deferred sales charge, the U.S. Government Securities Fund C Class carries a level load deferred sales charge and the U.S. Government Securities Fund Institutional Class has no sales charge.

The Fund's objective is to seek a high level of current income from investments issued, guaranteed or otherwise backed by the full faith and credit of the U.S. Government.

1. Fund Reorganization
On April 30, 1997, Lincoln National Corporation ("LNC") acquired Voyageur Fund Managers, Inc.'s ("Voyageur") parent, Dougherty Financial Group, Inc. ("DFG"), pursuant to an agreement and plan of merger dated January 15, 1997, in which LNC acquired DFG including the mutual fund investment advisory business of DFG conducted by Voyageur. Upon completion of the acquisition, Delaware Management Company ("DMC") became the investment advisor to the Fund, Delaware Distributors, L.P. ("DDLP") became the distributor for the Fund, and Delaware Service Company, Inc. ("DSC") became the transfer, dividend-disbursing, shareholder servicing and accounting and administration agent for the Fund. DMC, DDLP, and DSC assumed these services under substantially similar fee structures that were in effect prior to the acquisition.

2. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreement - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly. Net capital gains, if any, are distributed annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average net assets.

3. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays DMC, the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.50% on the average daily net assets of the Fund, less the fees paid to the unaffiliated directors. At October 31, 1998, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $15,070.

DMC has entered into a sub-advisory agreement with Voyageur Asset
Management, Inc. with respect to the management of the U.S. Government Securities Fund. The sub-advisor receives a sub-advisory fee from DMC for their services. The U.S. Government Securities Fund does not pay any fees to the sub-advisor.

DMC has elected to waive that portion of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution fees and extraordinary expenses exceed 1.00% of the Fund's average daily net assets. In addition, DMC may voluntarily absorb other Fund expenses.

The Fund has engaged DSC, an affiliate of DMC, to provide dividend disbursing, transfer agent, and accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At October 31, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $13,287.

Pursuant to the Distribution Agreement, the Fund pays DDLP, the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets attributable to A Class and Institutional Class shares and 1.00% of the average daily net assets attributable to B Class and C Class shares.

For the year ended October 31, 1998, DDLP earned $11,782 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

4. Investments
During the year ended October 31, 1998, the Fund had purchases of $249,249,487 and sales of $272,721,366 of long-term U.S. government securities.

At October 31, 1998, the aggregate cost of securities for federal income tax purposes was $85,244,393.

At October 31, 1998, net unrealized appreciation for federal income tax purposes aggregated $609,571 of which $746,331 related to unrealized appreciation of securities and $136,760 related to unrealized depreciation of securities.

5 Capital Stock
Transactions in capital stock shares were as follows:

                                             Year Ended     Year Ended
                                              10/31/98       10/31/97
                                            -----------    -----------

Shares sold:
  A Class                                     445,970        726,443
  B Class                                     270,788         56,888
  C Class                                      33,380            527
  Institutional Class                       1,131,934      1,286,857

Shares issued upon reinvestment of
  distributions from net investment income
  and net realized gains on investments:
  A Class                                     167,314        251,626
  B Class                                       8,424          5,528
  C Class                                         319            427
  Institutional Class                         163,759        216,860
                                         ------------   ------------
                                            2,221,888      2,545,156
                                         ------------   ------------

Shares repurchased:
     A Class                               (1,441,622)    (2,371,057)
     B Class                                  (73,641)       (55,886)
     C Class                                  (11,526)       (10,563)
     Institutional Class                   (2,205,440)    (2,030,915)
                                         ------------   ------------
                                           (3,732,229)    (4,468,421)
                                         ------------   ------------
Net Decrease                               (1,510,341)    (1,923,265)
                                         ============   ============

6 Market and Credit Risk
The Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.



VOYAGEUR FUNDS, INC. -
DELAWARE - VOYAGEUR
U.S. GOVERNMENT SECURITIES FUND
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
VOYAGEUR FUNDS, INC. -
DELAWARE - VOYAGEUR
U.S. GOVERNMENT SECURITIES FUND

We have audited the accompanying statement of net assets of Voyageur Funds, Inc. - Delaware-Voyageur U.S. Government Securities Fund (the "Fund") as of October 31, 1998, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods ended June 30, 1994 through October 31, 1996 were audited by other auditors whose report dated December 6, 1996 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voyageur Funds, Inc. - Delaware-Voyageur U.S. Government Securities Fund at October 31, 1998, the results of its operations for the year then ended and the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

                                               /S/Ernst & Young LLP

Philadelphia, Pennsylvania
December 4, 1998

DELAWARE INVESTMENTS
FAMILY OF FUNDS

FOR GROWTH OF CAPITAL

Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund

FOR TOTAL RETURN

Social Awareness Fund
Blue Chip Fund
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
REIT Fund
Delaware Fund

FOR INTERNATIONAL DIVERSIFICATION

Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Bond Fund

FOR CURRENT INCOME

Delchester Fund
High-Yield Opportunities Fund
Extended Duration Fund
Strategic Income Fund
Corporate Bond Fund
U.S. Government Fund
U.S. Government Securities Fund
Limited-Term Government Fund

FOR TAX-EXEMPT CURRENT INCOME

National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

MONEY MARKET FUNDS

Delaware Cash Reserve
Tax-Free Money Fund

ASSET ALLOCATION FUNDS

Foundation Growth Portfolio
Foundation Balanced Portfolio
Foundation Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured bond funds are available in selected states.


[GRAPHIC OMITTED: ILLUSTRATION OF KEYBOARD]

funds

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.



THIS ANNUAL REPORT IS FOR THE INFORMATION OF U.S. GOVERNMENT SECURITIES FUND SHAREHOLDERS, BUT IT MAY BE USED with prospective investors when preceded or accompanied by a current Prospectus for U.S. Government Securities Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


BOARD OF DIRECTORS

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN DURHAM
Partner, Complete Care Services
Horsham, Pa

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

AFFILIATED OFFICERS

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA


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directors & officers

INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

SUBADVISER
Voyageur Asset Management L.L.C.
Minneapolis, MN

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682


This report must be preceded or accompanied by a current U.S. Government Securities Fund prospectus and the Delaware Investments Fund
Performance Update for the most recently completed calendar quarter. For a prospectus of any other Delaware Investments fund, contact your financial adviser or Delaware Investments.


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For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawarefunds.com


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Funds are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Funds are not bank or credit union deposits.


(copyright) Delaware Distributors, L.P.


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                  Philadelphia * London]

Printed in the USA
on recycled paper

(1275)
AR-404[10/98]TKO12/98